SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  September 14, 2004

Greenwich Capital Acceptance, Inc.
GreenPoint Mortgage Loan Trust 2004-1

GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-111379-01	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of September 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, GreenPoint Mortgage Funding, Inc., as servicer, Deutsche Bank National Trust Company, as custodian and JPMorgan Chase Bank, as trustee (the “Pooling and Servicing Agreement”), in connection with the issuance by GreenPoint Mortgage Loan Trust 2004-1 of Mortgage Pass-Through Certificates, Series 2004-1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: /s/ Rosa Hyun

Name: Rosa Hyun

Title:   Vice President

Dated:  October 14, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement, dated as of September 1, 2004, among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, GreenPoint Mortgage Funding, Inc., as servicer, Deutsche Bank National Trust Company, as custodian and JP Morgan Chase Bank, as trustee, in connection with the issuance by GreenPoint Mortgage Loan Trust 2004-1 of Mortgage Pass Through Certificates, Series 2004-1.

EXHIBIT 4.1